                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of November 8, 2006, between CITIGROUP GLOBAL MARKETS REALTY CORP., as seller
(the "Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of November 1, 2006, among CCMSI, as depositor,
Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers (each a "Master Servicer" and, together, the "Master Servicers"), LNR
Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank,
National Association, as trustee (the "Trustee") and LaSalle Bank National
Association, as certificate administrator (the "Certificate Administrator").
Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

          CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
LaSalle Financial Services, Inc., PNC Capital Markets LLC and Banc of America
Securities LLC (collectively, the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting Agreement"), between
CCMSI and the Dealers. The Publicly Offered Certificates are more particularly described in a prospectus supplement dated November 8, 2006 (the "Prospectus
Supplement") and the accompanying base prospectus dated June 8, 2006 (the "Base
Prospectus" and, together with the Prospectus Supplement, the "Prospectus").

          CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), between CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated November 8, 2006
(the "Memorandum").

          Certain Classes of the Certificates will be assigned ratings by
Moody's Investors Service, Inc. and/or Fitch, Inc. (together, the "Rating
Agencies").

          In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $905,040,675 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$2,238,772,692 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on November 21, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Seller Mortgage
Loan Balance for the period from and including the Cut-off Date up to but not including the Closing Date.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights Purchase
Agreement, dated as of the Closing Date, between such Master Servicer and the
Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the

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Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the
Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage
Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer and the Special Servicer within ten (10) Business
Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the
Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Serviced
Trust Mortgage Loan shall contain the following documents:

               (i) either (A) in the case of any Serviced Trust Mortgage Loan
     (including any A-Note Trust Mortgage Loan), the original executed Mortgage
     Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National
     Association., as trustee for the registered holders of Citigroup Commercial
     Mortgage Trust 2006-C5, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C5", or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) or (B) in the case of any
     B-Note Non-Trust Mortgage Loan, a copy of the executed Mortgage Note;

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
     Trust 2006-C5, Commercial Mortgage Pass-Through Certificates, Series
     2006-

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     C5" (and, in the case of an A/B Loan Combination, also on behalf of the related B-Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Trust Mortgage Loan (to the extent not already assigned pursuant to clause (iii) above), in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
     Trust 2006-C5, Commercial Mortgage Pass-Through Certificates, Series
     2006-C5" (and, in the case of an A/B Loan Combination, also on behalf of the related B-Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)
     to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date), unless not yet returned by the applicable filing office; and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC
     Financing Statement assignment, in form suitable for filing in favor of
     "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mortgage
     Pass-Through Certificates, Series 2006-C5" (and, in the case of any A/B
     Loan Combination, also on behalf of the related B-Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor; and

               (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement or (D) letter of credit relating to a Trust Mortgage
     Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

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          With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of each of the other Crossed Loans in such Crossed Group.

          References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

          (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement.

          (e) The Seller shall deliver or cause to be delivered to the applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and that are not required to be part of the Mortgage File in accordance with the definition thereof
(including, without limitation, any original letters of credit relating to any
Mortgage Loan); and (ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

          (g) After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite

                                        5

     authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of

                                        6

     the transactions involving the Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
     Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not transferring the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

          (c) If the Seller receives, pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period
(and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any
Substitution Shortfall Amount in connection therewith; provided that, if a
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such
Document Defect or Breach would cause the Mortgage Loan not to be a Qualified
Mortgage, such Seller shall have an additional 90 days to complete such cure
(or,

                                        7

failing such cure, to repurchase or substitute for the related Mortgage Loan);
and provided, further, that with respect to such additional 90-day period the
Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected
Mortgage Loan in accordance with this Section 3 without attempting to cure such
Document Defect that, to the Seller's knowledge, existed as of the Closing Date, or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the
Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the

                                        8

cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller
(such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed
Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation

                                        9

that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

          (f) This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or

                                       10

that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement
(except to the extent such consent has been obtained).

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

          (e) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       11

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, New York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to
CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

          (f) Letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus, the Prospectus Supplement and other disclosure documents.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

          (b) A certificate of the Seller, executed by the Seller and dated the
Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that:
(i) the representations

                                       12

and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of good standing of the Seller issued by the State of New York not earlier than thirty (30) days prior to the
Closing Date;

          (e) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and
the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

          (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser; and

          (g) A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Seller Mortgage Loan
Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and

                                       13

expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of

                                       14

perfecting such security interest under applicable law. The Seller and the
Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

                                       15

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                                       16

          SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name:  Angela Vleck
                                            Title: Vice President

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE SECURITIES
                                           INC.

                                        By: /s/ Angela Vleck
                                            ------------------------------------
                                            Name:  Angela Vleck
                                            Title: Vice President

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

Citigroup Global Markets Realty Corp.
388 Greenwich Street
New York, New York 10013
Attention: Angela Vleck
Facsimile Number: (212) 816-8307

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York 10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

     1. The information pertaining to each Mortgage Loan set forth in the
Mortgage Loan Schedule was true and correct in all material respects as of the
Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan and the interest
(exclusive of any default interest, late charges or prepayment premiums)
contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such
Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement dated as of the
Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase
Agreement, the Seller will have validly and effectively conveyed to the
Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the
Mortgagee.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and
other agreement executed by the Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                      I-1

provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note,
Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of
Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of
Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"):
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b)
covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other
Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of

                                      I-2

the Mortgage for the related Non-Trust Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject Mortgage Loan that are secured by the related Mortgaged Property.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each
Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a
Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the
Cut-off Date have become delinquent in respect of each related Mortgaged
Property, have been paid, or an escrow of funds in an amount sufficient
(together with escrow payments required to be made prior to delinquency) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's actual knowledge as of the Cut-off Date, and to the
Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related
Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the
Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                      I-3

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a Mortgage
Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination) after all advances of principal (as set forth on the
Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy
(or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

     13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of
(i) the replacement cost of improvements located on such Mortgaged Property, or
(ii) the original principal balance of the Mortgage Loan (and, in the case of a
Mortgage Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a manufactured housing community, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and
as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such
Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the Closing
Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent

                                      I-4

by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged
Property or (ii) to the reduction of the outstanding principal balance of the
Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

     The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the
Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

     14. Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related
Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule
I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
Mortgage Note, except for a written waiver contained in the related Mortgage
File being delivered to the Purchaser, and pursuant to the terms of the related
Mortgage or the related Mortgage Note and other documents in the related
Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30)
days or more past due in respect of any Scheduled Payment.

                                      I-5

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the
Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

     18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
"significant modification" of such Mortgage Loan within the meaning of Treasury
Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification"
after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such
"significant modification" occurred.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged
Property during the 18-months preceding the origination of the related Mortgage
Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged
Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I

                                      I-6

Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or
(vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

     21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

     22. Except with respect to any Mortgage Loan that is part of a Loan
Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

     23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related
Mortgage or loan

                                      I-7

agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged
Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted
Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related
Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such
Mortgage.

     25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged
Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a
Mortgage Loan secured by multiple Mortgaged Properties, one or more of such
Mortgaged Properties) "government securities" within the meaning of Treasury
Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage
Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e)
which permit the release(s) of unimproved out-parcels or other portions of the
Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage
Loan, the terms of the related Mortgage do not provide for

                                      I-9

release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the
Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such
Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

     29. With respect to at least 95% of the Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool
Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other
Person.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the
Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any

                                      I-9

other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged
Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. Except with respect to any Mortgage Loan that is part of a Loan
Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund. and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage
Loans sold pursuant to this Agreement.

     34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and
(c) the maximum amount under the applicable federal flood insurance program.

     35. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged
Property, as of the date of origination of the Mortgage Loan, the related
Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off
Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

     37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the
Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

                                      I-10

     38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
Property.

     39. The Mortgage Loan documents for each Mortgage Loan provide that each
Mortgage Loan is non-recourse to the related Mortgagor except that the related
Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

     40. Subject to the exceptions set forth in representation (5), the
Assignment of Leases set forth in the Mortgage or separate from the related
Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

     41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable
REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
Mortgage Loan documents may not affirmatively contain all such requirements, but such

                                      I-11

requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
Counsel.

     43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     45. Except with respect to any Mortgage Loan that is part of a Loan
Combination, none of the Mortgaged Properties are encumbered, and none of the
Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than
Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      None.

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such
     Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

     lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such
     Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

Representation #8

 Loan
Number             Loan Name                    Description of Exception
------   ----------------------------   ----------------------------------------
         Hampton Inn Suites - Ontario   With respect to the loan listed to the
                                        left, the original developer of the
                                        Mortgaged Property (i) has an option to
                                        purchase the Mortgaged Property if the
                                        Mortgaged property is used for any
                                        purpose other than a hotel as set forth
                                        in the deed restrictions recorded
                                        against the Mortgaged Property and (ii)
                                        has a right of first refusal with
                                        respect to a sale of the Mortgaged
                                        Property. While such right of first
                                        refusal would not apply to a foreclosure
                                        acquisition of the Mortgaged Property by
                                        the mortgage lender, such right of first
                                        refusal would apply to subsequent sales
                                        of the Mortgaged Property. Neither the
                                        purchase option nor the right of first
                                        refusal has been subordinated to the
                                        lien of the Mortgage.

         Village at Pinnacle Peak       With respect to the loan listed to the
                                        left, the tenant has an option to
                                        purchase the Mortgaged Property. While
                                        such purchase option is subordinated to
                                        the lien of the Mortgage and would not
                                        apply to a foreclosure acquisition of
                                        the Mortgaged Property by the mortgage
                                        lender, such purchase option would apply
                                        to subsequent sales of the Mortgaged
                                        Property.

         JC Penny - Arizona             With respect to the loans listed to the
         Nashville Auto Diesel          left, the applicable tenant has a right
         College                        of first refusal with respect to the
                                        related Mortgaged Property. While each
                                        such right of first refusal is
                                        subordinated to the lien of the related
                                        Mortgage and would not apply to a
                                        foreclosure acquisition of the related
                                        Mortgaged Property, such right of first
                                        refusal would apply to subsequent sales
                                        of the related Mortgaged Property.

         200 State Route 17 North       With respect to the loan listed to the
                                        left, the tenant has an option to
                                        purchase the Mortgaged Property (i) at
                                        the borrower's option during the tenth
                                        or twentieth years of the lease term or
                                        (ii) if a material portion of the
                                        property is taken or temporarily taken
                                        for more than 4 months. While such
                                        purchase option is subordinated to the
                                        lien of the Mortgage, such purchase
                                        option would apply to subsequent sales
                                        of the Mortgaged Property.

         Century City                   With respect to the loan listed to the
                                        left, the applicable tenant has a right
                                        of first refusal to purchase the related
                                        Mortgaged Property in the event of a
                                        transfer of the hotel or any interest in
                                        the borrower to a "competitor" during
                                        the term of the applicable franchise
                                        agreement. While such right of first
                                        refusal would not apply to a foreclosure

                                      III-1

                                        acquisition of the Mortgaged Property by
                                        the lender, such right of first refusal
                                        would apply to subsequent sales of the
                                        Mortgaged Property.

Representation #13

 Loan
Number             Loan Name                    Description of Exception
------   ----------------------------   ----------------------------------------
         200 State Route 17 North       With respect to the loan listed to the
                                        left, no business interruption insurance
                                        is maintained. However, the security for
                                        the loan is land only.

Representation #19

 Loan
Number             Loan Name                    Description of Exception
------   ----------------------------   ----------------------------------------
         Tri-City Plaza                 With respect to the loan listed to the
                                        left, the borrower is performing
                                        remedial work pursuant to a state
                                        administrative order with respect to
                                        chlorinated solvents from a former dry
                                        cleaning operation, including permanent
                                        groundwater treatment and soil vapor
                                        extraction systems in place at the
                                        property. The Phase I assessment
                                        indicated that the contaminant plume has
                                        been contained and is not migrating
                                        off-site. The loan documents provide for
                                        environmental reserve deposits of $2,500
                                        per month (subject to a $60,000 reserve
                                        balance cap), to be disbursed to pay for
                                        monitoring, sampling and remediation
                                        costs, estimated in the Phase I
                                        assessment to be $30,000 annually. The
                                        Phase I assessment further identified a
                                        gasoline plume under the eastern portion
                                        of the property from an adjacent site
                                        gasoline station, for which an
                                        identified third party is performing
                                        remediation and monitoring activities.
                                        However, there can be no assurance that
                                        such third party will continue to
                                        perform, or that the environmental
                                        reserve for the contamination for the
                                        dry cleaning operation will be
                                        sufficient to fund all necessary
                                        remedial measures with respect thereto.

         Stine - White Towne Center     With respect to the loan listed to the
                                        left, the Phase I consultant reported
                                        soil contamination by chlorinated
                                        solvents from an on-site dry cleaning
                                        operation. The lender has held back
                                        $75,000, which represents 150% of the
                                        estimated cost to remediate the soil
                                        contamination.

         Ralph's - Long Beach           With respect to the loan listed to the
                                        left, the Phase I consultant reported
                                        that a groundwater contaminant plume
                                        consisting of chlorinated solvents from
                                        a historic dry cleaning operation is
                                        present at the subject property. A
                                        responsible third party has been
                                        identified and semiannual groundwater
                                        monitoring is currently being performed.
                                        Three years of remediation costs, which
                                        is estimated to be $30,000 by the
                                        consultant, was escrowed at loan
                                        closing.

         The HMAI Building              With respect to the loan listed to the
                                        left, the Phase I consultant reported
                                        that as a result of historical
                                        operations and the presence of numerous
                                        underground and aboveground storage
                                        tanks, contamination has impacted

                                      III-2

                                        subsurface conditions across the
                                        mortgaged property and adjoining
                                        property. The identified Responsible
                                        Party has conducted subsurface
                                        investigative activities to evaluate the
                                        soil and water conditions and subsequent
                                        sampling in 2003 did not indicate the
                                        presence of the separate-phase petroleum
                                        found earlier, but did indicate that
                                        certain dissolved-phase petroleum's
                                        continue to exceed the state's ambient
                                        groundwater quality standards, although
                                        no impact to the wetland area on the
                                        subject property has been indicated. A
                                        Remedial Action Plan for the mortgaged
                                        property and the affected adjoining
                                        property includes continued monitoring
                                        of the groundwater and institution of
                                        certain Activity and Use Restrictions
                                        (AURs), which provides that a level of
                                        No Significant Risk to human health,
                                        safety, public welfare or the
                                        environment exists under certain
                                        conditions provided that operations and
                                        activities on the subject property are
                                        limited to commercial and industrial
                                        uses, and do not include excavation and
                                        disturbance of impervious surfaces.
                                        Based on the groundwater monitoring
                                        reports submitted to the state since
                                        1995, the groundwater quality has been
                                        stable to generally improving; the
                                        concentrations of VOCs and PAHs have
                                        decreased over time; and the
                                        contamination has not migrated beyond
                                        the affected property. Since a
                                        Responsible Party has been identified
                                        and is responsible for conducting the
                                        groundwater monitoring program, the
                                        environmental consultant recommended
                                        only that the borrower conduct its own
                                        periodic review of the groundwater
                                        monitoring program.

Representation #21

 Loan
Number             Loan Name                    Description of Exception
------   ----------------------------   ----------------------------------------
         All Loans                      With respect to all the loans in the
                                        2006 C5 securitization, Seller makes no
                                        representation regarding the bankruptcy
                                        or insolvency of any tenant at the
                                        Mortgaged Property.

Representation #23

                                      III-3

Representation #26

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left, each of the properties
                                             securing the loan listed to the
                                             left is cross-defaulted and/or
                                             cross-collateralized with each
                                             other. The related loan documents
                                             provide for the release of any one
                                             or more properties upon a sale of
                                             such property to a bona fide third
                                             party purchaser and a corresponding
                                             release of the cross
                                             collateralization, subject to the
                                             satisfaction of certain conditions,
                                             including among others, that (i) no
                                             event of default has occurred and
                                             is continuing, (ii) the debt
                                             service coverage ratio of the
                                             remaining properties is equal to or
                                             greater than the greater of (A) the
                                             debt service coverage ratio of the
                                             loan based on the actual trailing
                                             12 month cash flow for the
                                             mortgaged property calculated
                                             immediately prior to the partial
                                             release and (B) 1.15x, (iii) the
                                             loan to value of the loan is no
                                             greater than 80% and (iv) the loan
                                             must be partially defeased in the
                                             amount of 125% of the allocated
                                             loan amount for the released
                                             property as a condition to such
                                             release.

         Village at Pinnacle Peak            With respect to the loan listed to
                                             the left, the loan documents
                                             provide for the release of a
                                             specific portion of the related
                                             mortgaged property upon
                                             satisfaction of certain conditions
                                             as set forth in the loan documents,
                                             including, without limitation, (i)
                                             no event of default shall exist;
                                             (ii) after giving affect to the
                                             release, the remaining portion of
                                             the mortgaged property will be
                                             sufficient to support a debt
                                             service coverage ratio of no less
                                             that 1.22x and an loan-to-value of
                                             not greater than 60% without regard
                                             to the last $2,392,132 worth of
                                             principal due under the applicable
                                             note; and (iii) the delivery of an
                                             endorsement to the lender's title
                                             insurance policy insuring that
                                             lender will continue to have a
                                             first lien against the remaining
                                             property.

         Penn Station                        With respect to the loan listed to
                                             the left, the loan documents
                                             provide for the release of a
                                             specific portion of the Mortgaged
                                             Property upon satisfaction of
                                             certain conditions as set forth in
                                             the loan documents, including,
                                             without limitation, (i) no event of
                                             default shall exist; (ii) the
                                             delivery of an endorsement to the
                                             lender's title insurance policy
                                             insuring that lender will continue
                                             to have a first lien against the
                                             remaining property; (iii) the
                                             remaining property shall not be in
                                             violation of any zoning, land use,
                                             subdivision, or other law, statute,
                                             ordinance, rule, regulation, or
                                             requirement of any governmental
                                             authority having jurisdiction; (iv)
                                             the borrower shall provide
                                             appropriate parking spaces on a
                                             neighboring parcel or property to
                                             account for the reduced spaces
                                             during the improvement of the
                                             released parcel; and (v) the
                                             borrower shall have entered into
                                             the form of parking and reciprocal
                                             easement agreement attached to the
                                             loan document to provide for the
                                             correct amount of parking spaces
                                             after the improvements are
                                             completed.

                                      III-4

         Stine - White Towne
         Center                              With respect to the loan listed to
                                             the left, the loan documents permit
                                             the release of a specific
                                             undeveloped parcel subject to the
                                             following conditions, among others:
                                             (i) no event of default shall
                                             exist, (ii) appropriate easements
                                             and common use agreements shall be
                                             granted and/or entered into and
                                             (iii) the release shall not result
                                             in any non compliance with
                                             applicable laws.

         East Brook Mall                     With respect to the loan listed at
                                             the left, the loan documents permit
                                             the release of a specified improved
                                             parcel of the Mortgaged Property
                                             subject to the following
                                             conditions, among others: (i) no
                                             event of default shall exist, (ii)
                                             such release shall not cause a
                                             material adverse effect on the
                                             remaining portion of the Mortgaged
                                             Property, (iii) appropriate
                                             easements shall be granted and (iv)
                                             the release will not result in any
                                             loss of parking or non compliance
                                             with applicable law.

Representation #39

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         All Loans                           Mortgage loans in many or all cases
                                             provide for recourse liability to
                                             the borrower and/or other
                                             guarantors or indemnitors other
                                             than the borrower for matters
                                             and/or under circumstances which
                                             are in addition to those items
                                             specified in representation number
                                             39.

                                      III-5

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

Representation #2

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left which is secured by
                                             mortgages on six properties, four
                                             of which are leasehold mortgages on
                                             the related borrower's leasehold
                                             estate under four separate leases,
                                             for each lease, any assignment
                                             (other than an assignment to lender
                                             in connection with a foreclosure)
                                             with respect to the applicable
                                             mortgaged property subject to the
                                             lease requires the consent of the
                                             related lessor.

Representation #3

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left which is secured by
                                             mortgages on six properties, four
                                             of which are leasehold mortgages on
                                             the related borrower's leasehold
                                             estate under four separate leases,
                                             for each lease, the applicable
                                             lease does not require the lender's
                                             consent to amendments. The related
                                             borrower, however, is prohibited in
                                             the loan documents from entering
                                             into amendments to the leases
                                             without the lender's consent, and
                                             any violation thereof would trigger
                                             a recourse obligation of the
                                             borrower's sponsor under the
                                             recourse carveout guaranty.

Representation #6

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left which is secured by
                                             mortgages on six properties, four
                                             of which are leasehold mortgages on
                                             the related borrower's leasehold
                                             estate under four separate leases,
                                             each of the leases is subordinate
                                             to the fee mortgage granted by the
                                             lessor upon the property, although
                                             there is a recognition or
                                             non-disturbance agreement with the
                                             lender in place for each of the
                                             four leases.

                                      III-1

Representation #9

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left which is secured by
                                             mortgages on six properties, four
                                             of which are leasehold mortgages on
                                             the related borrower's leasehold
                                             estate under four separate leases,
                                             certain of the leases allow the
                                             applicable lessor to retain the
                                             insurance proceeds in order to use
                                             them to restore the mortgaged
                                             property or, if the lessor is not
                                             required or elects not to restore,
                                             to disburse such funds to the
                                             borrower periodically for the costs
                                             of restoring the mortgaged property
                                             incurred by the borrower. In
                                             addition, any condemnation proceeds
                                             are retained by the lessor.

Representation #10

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left which is secured by
                                             mortgages on six properties, four
                                             of which are leasehold mortgages on
                                             the related borrower's leasehold
                                             estate under four separate leases,
                                             for each lease, the consent of the
                                             lessor for any subletting of the
                                             related Mortgaged Property is
                                             required.

Representation #11

 Loan
Number               Loan Name                     Description of Exception
------   ---------------------------------   -----------------------------------
         Dick's Sporting Goods               With respect to the loan listed to
                                             the left which is secured by
                                             mortgages on six properties, four
                                             of which are leasehold mortgages on
                                             the related borrower's leasehold
                                             estate under four separate leases,
                                             for each lease, although the leases
                                             require that the lessor enter into
                                             a new lease upon termination,
                                             certain of the leases do not
                                             expressly state that the applicable
                                             lessor is required to enter into a
                                             new lease upon the rejection by the
                                             borrower/tenant of such lease in
                                             bankruptcy.

                                      III-2

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

        MORTGAGE   LOAN
 LOAN     LOAN     GROUP
NUMBER   SELLER   NUMBER            LOAN / PROPERTY NAME                                    PROPERTY ADDRESS
------  --------  ------  ----------------------------------------  ----------------------------------------------------------------

   1       CGM       1    IRET Portfolio                            Various
  1.1                     Flagship Corporate Center                 775 Prairie Center Drive
  1.2                     The Riverport Building                    13690 Riverport Drive
  1.3                     Corporate Center West                     10805-10825 Old Mill Road
  1.4                     Pacific Hills Plaza                       12002 Pacific Street
  1.5                     Timberlands at Tomahawk                   4000 West 114th Street
  1.6                     Farnam Executive Center                   10810 Farnam Drive
  1.7                     Miracle Hills Executive Center            11422 Miracle Hills Drive
  1.8                     Gateway Corporate Center                  576 Bielenberg Drive
  1.9                     Woodlands Plaza                           11775 Borman Drive
   2       CGM       1    801 South Figueroa Street                 801 South Figueroa Street
   3       CGM       1    Tower 67                                  145 West 67th Street
   9       CGM       1    Tri City Plaza                            35 Talcottville Road
  10       CGM       1    Kent Station                              417-514 Ramsay Way, 207-240 West Kent Station Street
  11       CGM       1    Dick's Sporting Goods                     Various
 11.1                     Dick's Sporting Goods/PetSmart - Concord  295-299 Loudon Road
 11.2                     Dick's Sporting Goods - Wichita           4600 West Kellogg Drive
 11.3                     Dick's Sporting Goods - Bloomingdale      328 West Army Trail Road
 11.4                     Dick's Sporting Goods - Millbury          70 Worcester Providence Turnpike
 11.5                     Dick's Sporting Goods - North Attleboro   1360 South Washington Street
 11.6                     Dick's Sporting Goods - Melville          834 Walt Whitman Road
  12       CGM       1    Dominion Plaza                            17300 & 17304 Preston Road
  13       CGM       2    Paseo Villas Apartments                   801 East Atherton Drive
  17       CGM       1    604 Fifth Avenue                          604 Fifth Avenue
  19       CGM       1    East Brook Mall                           95 Storrs Road
  20       CGM       1    Broadway Place                            2014-2058 and 2110-2114 Broadway Avenue
  23       CGM       1    Whole Foods Market - Los Altos            4800 El Camino Real
  24       CGM       1    Courtyard Century City                    10320 West Olympic Boulevard
  26       CGM       1    Penn Station                              1630 Stewart Street
  29       CGM       1    Hilton Head Village                       1460 Fording Island Road
  37       CGM       1    Scoop Building                            475 Broadway
  38       CGM       1    Collier Place I & II                      3001 and 3003 Tamiami Trail North
  43       CGM       2    Augusta Apartments                        1424 Sycamore Drive, 3146 & 3148 Alpine Drive, and 237 Fox Trace
  44       CGM       1    Ralphs                                    3380 Los Coyotes Diagnol
  45       CGM       1    The HMAI Building                         141-143 Burke Street
  47       CGM       1    Hampton Inn & Suites-Ontario              4500 East Mills Circle
  48       CGM       1    Bell Forge Square                         5316 Mount View Road
  49       CGM       1    Northside Festival Shopping Center        2201 Gallatin Pike Road
  50       CGM       1    The Pavilion Movie Theater                188 Prospect Park West
  53       CGM       1    Eastlake Medical                          2060 Otay Lakes Road
  59       CGM       1    North Branch Outlet Center                38500 Tanger Drive
  64       CGM       1    Roxborough Building                       1901 Roxborough Road
  67       CGM       2    Nashville Auto Diesel College             1003 Douglas Avenue
  69       CGM       1    Orsay Restaurant                          1057-1059 Lexington Avenue
  72       CGM       1    JC Penney - 5050 East Ray Road            5050 East Ray Road
  77       CGM       1    Raymour & Flanagan                        200 State Route 17 North
  85       CGM       2    Trinity Trace                             1707 Trinity Heights Drive
  90       CGM       1    Family Independence Agency                14061 Lappin Avenue
  91       CGM       1    Villages at Pinnacle Peak                 10428, 10434, 10440, 10446 East Jomax Road
  92       CGM       1    Allen Forge Shopping Center               850 - 890 South Valley Forge Road
  95       CGM       1    SpringHill Suites-Charlotte Airport       3055 Scott Futrell Drive
  96       CGM       1    Camden Village Shopping Center            3719 Old Alabama Road
  105      CGM       1    Stine - White Towne Center                4701 White Lane and 4150 & 4200 Stine Road
  112      CGM       1    Circuit City - Cincinnati, OH             5455 Glenway Avenue
  113      CGM       1    Stow Workman Plaza                        3732 Darrow Road
  127      CGM       1    Gamma Medical Center                      107-109 Gamma Drive
  133      CGM       1    Oakdale Shopping Center                   800-888 North Yosemite Avenue
  138      CGM       1    Sunset Plaza Shopping Center              1101-1229 South Prairie Avenue
  145      CGM       1    Washington Square                         21 West Washington Street
  149      CGM       1    1215 Spruce Street                        1215 Spruce Street
  161      CGM       1    Thomasville Furniture-Charlotte           11705 Carolina Place Parkway
  171      CGM       1    Bushnell Plaza                            One Gold Street

                                                                                     CROSS COLLATER-               MASTER
 LOAN                                                        CUT-OFF DATE PRINCIPAL  ALIZED (MORTGAGE  MORTGAGE  SERVICING
NUMBER     CITY            STATE   ZIP CODE      COUNTY              BALANCE            LOAN GROUP)      RATE     FEE RATE
------  ----------------  -------  --------  --------------  ----------------------  ----------------  --------  ---------

   1    Various           Various   Various  Various         100,000,000.00 (Note 1)        No          5.9236%   0.0300%
  1.1   Eden Prairie        MN       55344   Hennepin
  1.2   Maryland Heights    MO       63043   Saint Louis
  1.3   Omaha               NE       68154   Douglas
  1.4   Omaha               NE       68154   Douglas
  1.5   Leawood             KS       66211   Johnson
  1.6   Omaha               NE       68154   Douglas
  1.7   Omaha               NE       68154   Douglas
  1.8   Woodbury            MN       55125   Washington
  1.9   Saint Louis         MO       63146   Saint Louis
   2    Los Angeles         CA       90017   Los Angeles             120,000,000.00         No          6.0000%   0.0200%
   3    New York            NY       10023   New York                100,000,000.00         No          5.8040%   0.0200%
   9    Vernon              CT       06066   Tolland                  40,000,000.00         No          5.9300%   0.0200%
  10    Kent                WA       98032   King                     36,850,000.00         No          6.0150%   0.0300%
  11    Various           Various   Various  Various                  35,072,201.95         No          6.1710%   0.0200%
 11.1   Concord             NH       03301   Merrimack
 11.2   Wichita             KS       67209   Sedgwick
 11.3   Bloomingdale        IL       60108   DuPage
 11.4   Millbury            MA       01527   Worcester
 11.5   North Attleboro     MA       02760   Bristol
 11.6   Melville            NY       11747   Suffolk
  12    Dallas              TX       75252   Collin                   32,070,000.00         No          6.0400%   0.0200%
  13    Manteca             CA       95337   San Joaquin              32,000,000.00         No          5.4450%   0.0500%
  17    New York            NY       10020   New York                 23,241,314.50         No          6.2400%   0.0200%
  19    Mansfield Center    CT       06250   Tolland                  22,410,000.00         No          6.2130%   0.0200%
  20    Santa Monica        CA       90404   Los Angeles              22,250,000.00         No          5.9150%   0.0200%
  23    Los Altos           CA       94022   Santa Clara              21,600,000.00         No          5.6718%   0.0400%
  24    Los Angeles         CA       90064   Los Angeles              20,500,000.00         No          6.1200%   0.0200%
  26    Santa Monica        CA       90404   Los Angeles              17,300,000.00         No          5.7850%   0.0200%
  29    Bluffton            SC       29910   Beaufort                 15,950,000.00         No          6.1900%   0.0700%
  37    New York            NY       10013   New York                 13,880,000.00         No          6.2100%   0.0200%
  38    Naples              FL       34103   Collier                  13,648,000.00         No          6.0350%   0.0200%
  43    Augusta             GA       30909   Richmond                 12,500,000.00         No          6.5050%   0.0200%
  44    Long Beach          CA       90808   Los Angeles              12,425,000.00         No          6.2200%   0.0200%
  45    Nashua              NH       03060   Hillsborough             12,201,771.84         No          5.1400%   0.0200%
  47    Ontario             CA       91764   San Bernardino           11,625,000.00         No          6.4520%   0.0200%
  48    Antioch             TN       37013   Davidson                 11,600,000.00         No          6.2150%   0.0200%
  49    Madison             TN       37115   Davidson                 11,100,000.00         No          5.8800%   0.0500%
  50    Brooklyn            NY       11215   Kings                    11,000,000.00         No          6.2180%   0.0200%
  53    Chula Vista         CA       91915   San Diego                10,440,000.00         No          6.2000%   0.0200%
  59    North Branch        MN       55056   Chisago                   9,433,000.00         No          6.1000%   0.0200%
  64    Charlotte           NC       28211   Mecklenburg               8,500,000.00         No          6.1250%   0.0200%
  67    Nashville           TN       37206   Davidson                  8,450,000.00         No          5.8750%   0.0700%
  69    New York            NY       10021   New York                  8,000,000.00         No          6.2640%   0.0200%
  72    Phoenix             AZ       85044   Maricopa                  7,450,000.00         No          6.1000%   0.0200%
  77    Paramus             NJ       07652   Bergen                    7,000,000.00         No          5.7500%   0.0200%
  85    Arlington           TX       76014   Tarrant                   6,451,000.00         No          6.1690%   0.0200%
  90    Detroit             MI       48205   Wayne                     6,129,018.00         No          6.1200%   0.0200%
  91    Scottsdale          AZ       85262   Maricopa                  6,000,000.00         No          6.0229%   0.0200%
  92    Lansdale            PA       19446   Montgomery                5,994,762.83         No          5.8010%   0.0200%
  95    Charlotte           NC       28208   Mecklenburg               5,585,534.13         No          6.3100%   0.0200%
  96    Alpharetta          GA       30022   Fulton                    5,558,000.00         No          6.0800%   0.0200%
  105   Bakersfield         CA       93309   Kern                      5,150,000.00         No          6.4900%   0.0600%
  112   Cincinnati          OH       45238   Hamilton                  4,877,026.79         No          5.3450%   0.0200%
  113   Stow                OH       44224   Summit                    4,800,000.00         No          6.1900%   0.0200%
  127   Pittsburgh          PA       15238   Allegheny                 4,088,684.09         No          5.9300%   0.0500%
  133   Oakdale             CA       95361   Stanislaus                3,847,103.94         No          6.3600%   0.0200%
  138   Pueblo              CO       81005   Pueblo                    3,775,256.77         No          6.4870%   0.0200%
  145   West Chester        PA       19380   Chester                   3,421,000.00         No          6.0990%   0.0200%
  149   Boulder             CO       80302   Boulder                   3,287,000.00         No          6.1400%   0.0200%
  161   Pineville           NC       28134   Mecklenburg               2,825,000.00         No          6.4274%   0.0700%
  171   Hartford            CT       06103   Hartford                  2,145,000.00         No          6.3700%   0.0200%

                                                                                                            INTEREST
                                                                                                            RESERVE
                                                                                                            MORTGAGE
 LOAN    ARD LOAN                                                                                             LOAN
NUMBER  (YES/NO)?    ARD                          ADDITIONAL INTEREST RATE AFTER ARD                       (YES/NO)?
------  ---------  -------  -----------------------------------------------------------------------------  ---------

   1       No                                                                                                 Yes
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
   2       No                                                                                                 Yes
   3       Yes     7/11/16  Greater of (i) 2% plus initial interest rate or (ii) 3% plus annualized yield     Yes
   9       No                                                                                                 Yes
  10       No                                                                                                 Yes
  11       No                                                                                                 Yes
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
  12       No                                                                                                 Yes
  13       No                                                                                                 Yes
  17       No                                                                                                 Yes
  19       No                                                                                                 Yes
  20       No                                                                                                 Yes
  23       No                                                                                                 Yes
  24       No                                                                                                 Yes
  26       No                                                                                                 Yes
  29       No                                                                                                 Yes
  37       Yes     6/11/13  Greater of (i) 2% plus initial interest rate or (ii) 3% plus annualized yield     Yes
  38       No                                                                                                 Yes
  43       No                                                                                                 Yes
  44       No                                                                                                 Yes
  45       No                                                                                                 Yes
  47       No                                                                                                 Yes
  48       No                                                                                                 Yes
  49       No                                                                                                 Yes
  50       No                                                                                                 Yes
  53       No                                                                                                 Yes
  59       No                                                                                                 Yes
  64       No                                                                                                 Yes
  67       No                                                                                                 Yes
  69       No                                                                                                 Yes
  72       No                                                                                                 Yes
  77       No                                                                                                 Yes
  85       No                                                                                                 Yes
  90       Yes     5/11/16  Greater of 2% plus Initial Interest Rate or 3% plus annualized yield              Yes
  91       No                                                                                                 Yes
  92       No                                                                                                 Yes
  95       No                                                                                                 Yes
  96       No                                                                                                 Yes
  105      No                                                                                                 Yes
  112      Yes     5/11/15  2% plus Initial Interest Rate                                                     Yes
  113      No                                                                                                 Yes
  127      No                                                                                                 Yes
  133      No                                                                                                 Yes
  138      No                                                                                                 Yes
  145      No                                                                                                 Yes
  149      No                                                                                                 Yes
  161      No                                                                                                 Yes
  171      No                                                                                                 Yes

                                                                                                    STATED         STATED
                             GRACE   STATED    PERIODIC PAYMENT  ORIGINAL TERM  REMAINING TERM     ORIGINAL      REMAINING
 LOAN                       PERIOD  MATURITY  ON FIRST DUE DATE  TO MATURITY /   TO MATURITY /   AMORTIZATION   AMORTIZATION
NUMBER       LOAN TYPE      (DAYS)    DATE      AFTER CLOSING     (ARD MONTHS)   ARD (MONTHS)   TERM (MONTHS)  TERM (MONTHS)
------  ------------------  ------  --------  -----------------  -------------  --------------  -------------  -------------

   1      Interest Only        0    10/6/16       605,243.83          120             119       Interest Only  Interest Only
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
   2      Interest Only        0    10/6/16       600,000.00          120             119       Interest Only  Interest Only
   3    Interest Only/ARD      0    7/11/36       483,666.67          120             116       Interest Only  Interest Only
   9      Interest Only        0    10/11/16      197,666.67          120             119       Interest Only  Interest Only
  10    Partial IO/Balloon     0    7/11/16       184,710.63          120             116            360            360
  11         Balloon           0    10/11/16      214,316.53          120             119            360            359
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
  12    Partial IO/Balloon     0    8/11/16       161,419.00          120             117            360            360
  13    Partial IO/Balloon     0    10/11/16      145,200.00          120             119            360            360
  17         Balloon           0    8/11/16       143,310.60          120             117            360            357
  19    Partial IO/Balloon     0    8/11/16       116,027.78          120             117            360            360
  20      Interest Only        0    6/11/16       109,673.96          120             115       Interest Only  Interest Only
  23    Partial IO/Balloon     0    5/11/16       102,092.40          120             114            360            360
  24         Balloon           0    11/6/16       124,493.88          120             120            360            360
  26      Interest Only        0    6/11/16        83,400.42          120             115       Interest Only  Interest Only
  29    Partial IO/Balloon     0    7/11/16        82,275.42          120             116            360            360
  37    Interest Only/ARD      0    6/11/36        71,829.00           84             79        Interest Only  Interest Only
  38    Partial IO/Balloon     0    11/6/16        68,638.07          120             120            360            360
  43    Partial IO/Balloon     0    5/11/16        67,760.42          120             114            360            360
  44    Partial IO/Balloon     0    9/11/16        64,402.92          120             118            360            360
  45         Balloon           0    9/11/15        67,630.87          120             106            360            346
  47    Partial IO/Balloon     0    10/6/16        62,503.75          120             119            360            360
  48    Partial IO/Balloon     0    8/11/16        60,078.33          120             117            360            360
  49    Partial IO/Balloon     0    10/6/16        54,390.00          120             119            420            420
  50      Interest Only        0    10/6/16        56,998.33          120             119       Interest Only  Interest Only
  53    Partial IO/Balloon     0    6/11/16        53,940.00          120             115            360            360
  59    Partial IO/Balloon     0    4/11/16        47,951.08          120             113            360            360
  64      Interest Only        0    5/11/16        43,385.42          120             114       Interest Only  Interest Only
  67    Partial IO/Balloon     0    10/6/16        41,369.79          120             119            420            420
  69    Partial IO/Balloon     0    7/11/16        41,760.00          120             116            360            360
  72    Partial IO/Balloon     0    9/11/16        37,870.83          120             118            360            360
  77    Partial IO/Balloon     0    3/11/16        33,541.67          120             112            360            360
  85    Partial IO/Balloon     0    7/11/13        33,163.52           84             80             360            360
  90      Partial IO/ARD       0    5/11/36        31,257.99          120             114            360            360
  91    Partial IO/Balloon     0    9/11/16        30,114.50          120             118            360            360
  92         Balloon           0    10/6/16        35,209.00          120             119            360            359
  95         Balloon           0    9/11/16        37,149.45          120             118            300            298
  96    Partial IO/Balloon     0    10/6/16        28,160.53          120             119            360            360
  105   Partial IO/Balloon     0    9/11/21        27,852.92          180             178            360            360
  112          ARD             0    5/11/35        27,765.60          120             102            360            342
  113   Partial IO/Balloon     0    8/11/16        24,760.00          120             117            360            360
  127        Balloon           0    9/11/16        26,241.20          120             118            300            298
  133        Balloon           0    10/6/16        23,981.23          120             119            360            359
  138        Balloon           0    10/6/16        23,847.24          120             119            360            359
  145   Partial IO/Balloon     0    9/11/16        17,387.23          120             118            360            360
  149   Partial IO/Balloon     0    9/11/16        16,818.48          120             118            360            360
  161   Partial IO/Balloon     0    8/11/16        15,131.17          120             117            360            360
  171   Partial IO/Balloon     0    11/6/16        11,386.38          120             120            360            360

                                                                                                                 ESCROWED
                                                                                                                  ANNUAL
                                                                                                                   REAL
 LOAN     DEFEASANCEN                             PROPERTY   PROPERTY                                             ESTATE
NUMBER  LOAN (YES/NO)?     BORROWER'S INTEREST      SIZE    SIZE TYPE              LOCKBOX (YES/NO)?               TAXES
------  --------------  ------------------------  --------  ---------  ----------------------------------------  --------

   1         Yes               Fee Simple          936,720     SF      Springing Hard                                No
  1.1                          Fee Simple          138,825     SF
  1.2                          Fee Simple          122,567     SF
  1.3                          Fee Simple          141,724     SF
  1.4                          Fee Simple          142,958     SF
  1.5                          Fee Simple           90,315     SF
  1.6                          Fee Simple           94,832     SF
  1.7                          Fee Simple           84,730     SF
  1.8                          Fee Simple           59,827     SF
  1.9                          Fee Simple           60,942     SF
   2         Yes               Fee Simple          443,271     SF      Springing Hard                               Yes
   3         Yes               Fee Simple              449    Units    Springing Soft                                No
   9         Yes               Fee Simple          295,367     SF      None                                         Yes
  10         Yes               Fee Simple          135,418     SF      None                                          No
  11         Yes        Fee Simple and Leasehold   319,600     SF      In-Place Hard                                 No
 11.1                          Fee Simple           70,087     SF
 11.2                          Fee Simple           48,780     SF
 11.3                          Leasehold            50,000     SF
 11.4                          Leasehold            54,175     SF
 11.5                          Leasehold            50,025     SF
 11.6                          Leasehold            46,533     SF
  12         Yes               Fee Simple          318,695     SF      None                                         Yes
  13          No               Fee Simple              293    Units    None                                         Yes
  17       (Note 3)            Fee Simple           21,000     SF      None                                         Yes
  19         Yes               Fee Simple          236,847     SF      In-Place Hard, Springing Cash Management     Yes
  20         Yes               Fee Simple           83,052     SF      None                                          No
  23         Yes               Fee Simple           50,451     SF      Springing Hard                                No
  24         Yes               Fee Simple              135    Rooms    None                                         Yes
  26         Yes               Fee Simple           76,169     SF      Springing Hard                                No
  29         Yes               Fee Simple          110,710     SF      None                                          No
  37         Yes               Fee Simple           10,558     SF      Springing Hard                                No
  38         Yes               Fee Simple           60,550     SF      Springing Hard                               Yes
  43         Yes               Fee Simple              496    Units    None                                         Yes
  44         Yes               Fee Simple           44,500     SF      None                                          No
  45         Yes               Fee Simple          238,897     SF      In-Place Hard                                Yes
  47         Yes               Fee Simple               91    Rooms    Springing Soft                               Yes
  48         Yes               Fee Simple          130,475     SF      None                                         Yes
  49          No               Fee Simple           93,684     SF      Springing Hard                                No
  50         Yes               Fee Simple           33,120     SF      None                                         Yes
  53         Yes               Fee Simple           36,226     SF      None                                         Yes
  59         Yes               Fee Simple          134,480     SF      In-Place Hard                                Yes
  64         Yes               Fee Simple           64,736     SF      None                                          No
  67         Yes               Fee Simple              211    Units    None                                          No
  69         Yes               Fee Simple           19,806     SF      None                                         Yes
  72         Yes               Fee Simple          104,800     SF      Springing Hard                                No
  77         Yes               Fee Simple           61,758     SF      None                                          No
  85         Yes               Fee Simple              240    Units    None                                         Yes
  90         Yes               Fee Simple           36,520     SF      In-Place Hard                                Yes
  91         Yes               Fee Simple           28,281     SF      Springing Soft                               Yes
  92         Yes               Fee Simple           38,701     SF      None                                         Yes
  95         Yes               Fee Simple               95    Rooms    None                                         Yes
  96         Yes               Fee Simple           30,975     SF      In-Place Hard                                Yes
  105        Yes               Fee Simple           25,819     SF      None                                         Yes
  112         No               Fee Simple           33,343     SF      Springing Hard                                No
  113         No               Fee Simple           51,620     SF      Springing Hard                               Yes
  127        Yes               Fee Simple           29,286     SF      In-Place Hard                                Yes
  133        Yes               Fee Simple           94,721     SF      Springing Hard                               Yes
  138        Yes               Fee Simple          154,885     SF      Springing Hard                               Yes
  145        Yes               Fee Simple           34,869     SF      None                                         Yes
  149        Yes               Fee Simple           19,700     SF      None                                         Yes
  161        Yes               Fee Simple           14,546     SF      Springing Hard                                No
  171        Yes               Fee Simple           19,347     SF      Springing Hard                               Yes

                     SCROWED
                   REPLACEMENT                                                              INITIAL
         SCROWED     RESERVES   ESCROWED REPLACEMENT   ESCROWED TI/LC    ESCROWED TI/LC     DEFERRED      INITIAL
 LOAN     ANNUAL     INITIAL      RESERVES CURRENT    RESERVES INITIAL  RESERVES CURRENT  MAINTENANCE  ENVIRONMENTAL
NUMBER  INSURANCE    DEPOSIT       ANNUAL DEPOSIT          DEPOSIT       ANNUAL DEPOSIT     DEPOSIT       DEPOSIT
------  ---------  -----------  --------------------  ----------------  ----------------  -----------  -------------

   1        No             0                 0                    0                0               0            0
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
   2       Yes             0            53,193                    0                0               0            0
   3        No             0                 0                  NAP              NAP               0            0
   9        No             0            44,995                    0           74,992          12,500            0
  10        No             0                 0            1,253,443                0               0            0
  11        No             0                 0                    0                0               0            0
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
  12       Yes             0            67,018                    0          239,349               0            0
  13       Yes             0            58,600                  NAP              NAP               0            0
  17        No             0             2,100                    0                0               0            0
  19       Yes        36,614                 0                    0           41,222               0            0
  20        No             0                 0                    0                0               0            0
  23        No             0                 0                    0                0       2,721,370            0
  24       Yes             0           222,878                  NAP              NAP          11,875            0
  26        No             0                 0                    0                0               0            0
  29        No             0            16,607                    0           27,678               0            0
  37        No             0                 0                    0                0          18,125            0
  38        No             0            12,110                    0           60,550         173,000            0
  43       Yes       248,000                 0                  NAP              NAP          12,500            0
  44        No             0                 0                    0                0               0       30,000
  45       Yes             0            26,280                    0           71,669               0            0
  47       Yes             0           123,725                  NAP              NAP               0            0
  48        No             0            19,571                    0           56,104         239,103            0
  49        No             0             9,368                    0                0               0            0
  50        No             0                 0                    0                0           6,600            0
  53       Yes             0             5,434                    0           36,226                            0
  59       Yes             0            20,172              150,000           67,240               0            0
  64        No             0                 0              237,079                0               0            0
  67        No             0                 0                  NAP              NAP               0            0
  69       Yes             0             5,155                    0                0          26,875            0
  72        No             0            11,537                    0                0               0            0
  77        No             0                 0                    0                0               0            0
  85       Yes        83,400            60,000                  NAP              NAP          28,125            0
  90       Yes        79,936                 0              109,560                0          12,064            0
  91       Yes             0                 0                    0                0               0            0
  92       Yes             0             9,826                    0           23,271          20,875            0
  95       Yes             0            81,336                  NAP              NAP               0            0
  96        No        46,427                 0              464,625                0               0            0
  105      Yes         4,000                 0               15,000                0               0       75,000
  112      Yes             0                 0                    0                0               0            0
  113      Yes             0            10,324                    0           25,810           5,425            0
  127      Yes             0             5,857               55,956           32,214          16,875            0
  133       No             0            22,733                    0           71,041          30,625            0
  138       No             0            29,421                    0           77,423               0            0
  145       No             0             8,750                    0                0               0            0
  149      Yes             0             3,940                    0           14,775               0            0
  161       No             0                 0                    0                0               0            0
  171       No                               0                    0                0         550,000            0

 LOAN    HOLDBACK             ENVIRONMENTAL
NUMBER   RESERVE     LOC    INSURANCE POLICY
------  ---------  -------  ----------------

   1
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
   2
   3
   9
  10    4,279,000
  11
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
  12    3,070,000
  13
  17
  19
  20
  23
  24
  26
  29
  37
  38
  43
  44
  45
  47
  48
  49
  50
  53
  59
  64               200,000
  67
  69
  72
  77
  85
  90
  91
  92
  95
  96
  105
  112
  113
  127
  133
  138     477,000
  145
  149
  161
  171

                             FOOTNOTES TO SCHEDULE I

(1)  With respect to loan number 17, borrower has the option of defeasance or prepayment at yield maintenance premium after the initial lockout period.

(2)  With respect to loan number 46, the Monthly Debt Service Payment shown is due from the First Payment Date up to and including the payment due date in
     October 2010. Commencing on the payment due date in November 2010, a payment of interest only will be in effect up to and including the
     Scheduled Maturity Date/ARD.